Exhibit 99.2

Assurant, Inc. (AIZ)

Financial Supplement as of June 30, 2010

ASSURANT, INC.

FINANCIAL SUPPLEMENT

(UNAUDITED)

AS OF JUNE 30, 2010

INDEX TO SUPPLEMENT

Page:

SAFE HARBOR STATEMENT	1

REGULATION G – NON GAAP FINANCIAL MEASURES	1

SUMMARY FINANCIAL HIGHLIGHTS	2

SEGMENTED CONDENSED BALANCE SHEETS	4

RECONCILIATION OF NET OPERATING INCOME TO NET INCOME	5

CONSOLIDATED CONDENSED STATEMENT OF OPERATIONS AND SELECTED DATA	6

CONDENSED SEGMENT STATEMENTS OF OPERATIONS AND SELECTED DATA	8

INVESTMENTS	16

INVESTMENT RESULTS BY ASSET CATEGORY & ANNUALIZED YIELDS	18

SUMMARY OF NET OPERATING INCOME DISCLOSED ITEMS	19

RATINGS SUMMARY	20

EXHIBIT I - COMMERCIAL MORTGAGE LOANS SUMMARY	21

EXHIBIT II - TOP 10 FOREIGN GOVERNMENT EXPOSURES	22

CONTACT INFORMATION

Corporate Headquarters Address:	Investor Inquiries:

One Chase Manhattan Plaza	Melissa Kivett	Suzanne Shepherd
New York, New York 10005	Senior Vice President	Manager
212-859-7000	Investor Relations	Investor Relations
	212-859-7029	212-859-7062
Website Address:	melissa.kivett@assurant.com	suzanne.shepherd@assurant.com
www.assurant.com

About Assurant:

Assurant is a premier provider of specialized insurance products and related services in North America and select worldwide markets. The four key businesses – Assurant Solutions; Assurant Specialty Property; Assurant Health; and Assurant Employee Benefits – have partnered with clients who are leaders in their industries and have built leadership positions in a number of specialty insurance market segments in the U.S. and selected international markets. The Assurant business units provide debt protection administration; credit-related insurance; warranties and service contracts; pre-funded funeral insurance; creditor-placed homeowners insurance; manufactured housing homeowners insurance; individual health and small employer group health insurance; group dental insurance; group disability insurance; and group life insurance.

Assurant, a Fortune 500 company and a member of the S&P 500, is traded on the New York Stock Exchange under the symbol AIZ. Assurant has more than $26 billion in assets and $8 billion in annual revenue. Assurant has approximately 14,500 employees worldwide and is headquartered in New York’s financial district. www.assurant.com.

Safe Harbor Statement:

Some of the statements included in this financial supplement and its exhibits, particularly those anticipating future financial performance, business prospects, growth and operating strategies and similar matters, are forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. You can identify these statements by the fact that they may use words such as “will,” “anticipate,” “expect,” “estimate,” “project,” “intend,” “plan,” “believe,” “target,” “forecast,” or the negative versions of those words and terms with a similar meaning. Our actual results may differ materially from those projected in the forward-looking statements. The Company undertakes no obligation to update any forward-looking statements in this financial supplement or its exhibits as a result of new information or future events or developments.

The following risk factors could cause our actual results to differ materially from those currently estimated by management: (i) the effects of the Patient Protection and Affordable Care Act and the rules and regulations to be promulgated thereunder on our health and employee benefits businesses and consequent changes that may occur in the market for individual and small group health insurance, disability and dental insurance; (ii) factors, including the effects of health care reform and the relationship between the Company’s market capitalization and its book value, that could result in a material impairment of goodwill on the company’s balance sheet; (iii) loss of significant client relationships, distribution sources and contractual arrangements; (iv) losses due to natural and man-made catastrophes; (v) failure to attract and retain sales representatives; (vi) inability of reinsurers to meet their obligations; (vii) unfavorable outcomes in litigation and/or regulatory investigations that could negatively affect our business and reputation; (viii) current or new laws and regulations that could increase our costs and/or decrease our revenues; (ix) general global economic, financial market and political conditions (including difficult conditions in financial, capital and credit markets, the global economic slowdown, fluctuations in interest rates, mortgage rates, monetary policies, unemployment and inflationary pressure); (x) inadequacy of reserves established for future claims losses; (xi) failure to predict or manage benefits, claims and other costs; (xii) increases or decreases in tax valuation allowances; (xiii) fluctuations in exchange rates and other risks related to our international operations; (xiv) unavailability, inadequacy and unaffordable pricing of reinsurance coverage; (xv) diminished value of invested assets in our investment portfolio (due to, among other things, volatility in financial markets, the global economic slowdown, credit and liquidity risk, other than temporary impairments and inability to target an appropriate overall risk level); (xvi) insolvency of third parties to whom we have sold or may sell businesses through reinsurance or modified co-insurance; (xvii) credit risk of some of our agents in Assurant Specialty Property and Assurant Solutions; (xviii) a decline in our credit or financial strength ratings (including the risk of ratings downgrades in the insurance industry); (xix) failure to effectively maintain and modernize our information systems; (xx) failure to protect client information and privacy; (xxi) failure to find and integrate suitable acquisitions and new insurance ventures; (xxii) inability of our subsidiaries to pay sufficient dividends; (xxiii) failure to provide for succession of senior management and key executives; and (xxiv) significant competitive pressures in our businesses and cyclicality of the insurance industry.

For a detailed discussion of the risk factors that could affect our actual results, please refer to the risk factors identified in our SEC reports, including, but not limited to, our 2009 Annual Report on Form 10-K, first quarter 2010 Form 10-Q and our upcoming second quarter 2010 Form 10-Q, as filed with the SEC.

Regulation G – Non GAAP Financial Measures

Assurant uses the following non-GAAP financial measures to analyze the Company’s operating performance for the periods presented in this financial supplement. Because Assurant’s calculation of these measures may differ from similar measures used by other companies, investors should be careful when comparing Assurant’s non-GAAP financial measures to those of other companies.

(1) Assurant uses net operating income as an important measure of the Company’s operating performance. Net operating income equals net income, excluding net realized gains (losses) on investments and unusual and/or infrequent items. The Company believes net operating income provides investors a valuable measure of the performance of the Company’s ongoing business, because it excludes both the effect of net realized gains (losses) on investments that tend to be highly variable from period to period, and those events that are unusual and/or unlikely to recur. Please refer to page 5 for a reconciliation of net operating income to net income.

(2) Assurant uses annualized operating ROE as an important measure of the Company’s operating performance. Annualized operating ROE equals net operating income for the periods presented divided by average stockholders’ equity for the year to date period, excluding accumulated other comprehensive income (“AOCI”), and then the return is annualized, if necessary. The Company believes annualized operating ROE provides investors a valuable measure of the performance of the Company’s ongoing business, because it excludes the effect of net realized gains (losses) on investments that tend to be highly variable and those events that are unusual and/or unlikely to recur. The comparable GAAP measure would be annualized GAAP return on equity, defined as the annualized return of net income divided by average stockholders’ equity for the period. Consolidated GAAP ROE for the three months ended June 30, 2010 and 2009 was 13.2% and 19.2%, respectively, and for the six months ended June 30, 2010 and 2009 was 13.0% and 13.6%, respectively. Segment ROEs are measured consistently with GAAP. Please refer to page 6 for the reconciliation of annualized operating ROE to annualized GAAP return on average equity.

(3) Assurant uses book value per diluted share excluding AOCI as an important measure of the Company’s stockholder value. Book value per diluted share excluding AOCI equals total stockholders’ equity excluding AOCI divided by diluted shares outstanding. The company believes book value per diluted share excluding AOCI provides investors a valuable measure of stockholder value because it excludes the effect of unrealized gains (losses) on investments which tend to be highly variable from period to period and other comprehensive income items. The comparable GAAP measure for this included measure would be book value per diluted share defined as total stockholders’ equity divided by diluted shares outstanding. Book value per diluted share was $45.95 as of June 30, 2010, as shown in the reconciliation below.

As of June 30, 2010
Book value per diluted share (excluding AOCI)	$43.42
Change due to effect of including AOCI	2.53

Book value per diluted share	$45.95

Assurant, Inc.

Summary Financial Highlights

(Unaudited)

	2010	2009	Six Months
($ in thousands, except number of shares and per share amounts)	2Q	2Q	2010	2009
Net operating income (1)	$152,226	$99,297	$306,542	$237,076
Net realized gains (losses) on investments	12,449	(3,992)	15,356	(40,190)
Change in tax valuation allowance	—	13,021	—	(7,979)
Legal settlement and related expenses	—	84,996	—	84,996

Net income	$164,675	$193,322	$321,898	$273,903

Total revenues	$2,140,294	$2,273,609	$4,308,150	$4,361,486
PER SHARE AND SHARE DATA:
Basic earnings per common share
Net operating income	$1.36	$0.84	$2.68	$2.01
Net income	$1.47	$1.63	$2.82	$2.32
Weighted average common shares outstanding - basic	111,893,858	118,482,958	114,341,824	118,188,879
Diluted earnings per common share
Net operating income	$1.35	$0.84	$2.66	$2.00
Net income	$1.46	$1.63	$2.80	$2.31
Weighted average common shares outstanding - diluted	112,715,117	118,728,304	115,091,232	118,435,031

(1)	See Footnote (1) in Regulation G - Non GAAP Financial Measures on page 1.

Assurant, Inc.

Summary Financial Highlights (continued)

(Unaudited)

	2010		2009
($ in thousands, except number of shares and per share amounts)	2Q	1Q	4Q	3Q	2Q	1Q
Total assets	$26,115,330	$26,238,814	$25,841,796	$25,665,578	$24,822,474	$23,820,644
Total stockholders’ equity	$5,038,168	$4,973,585	$4,853,249	$4,903,449	$4,364,577	$3,670,322
Total stockholders’ equity (excluding AOCI)	$4,760,017	$4,819,547	$4,787,324	$4,781,088	$4,676,177	$4,452,650
Basic book value per share	$46.35	$43.36	$41.27	$41.71	$36.83	$30.99
Basic book value per share (excluding AOCI)	$43.79	$42.02	$40.71	$40.66	$39.46	$37.60
Shares outstanding for basic book value per share calculation	108,703,559	114,705,703	117,591,250	117,572,997	118,494,717	118,432,367
Diluted book value per share	$45.95	$43.16	$41.03	$41.61	$36.76	$30.98
Diluted book value per share (excluding AOCI) (1)	$43.42	$41.82	$40.47	$40.57	$39.38	$37.58
Shares outstanding for diluted book value per share calculation	109,635,918	115,243,238	118,293,293	117,854,377	118,736,239	118,477,818
Debt to total capital ratio (excluding AOCI)	17.1%	16.9%	17.0%	17.0%	17.3%	18.0%

(1)	See Footnote (3) in Regulation G - Non GAAP Financial Measures on page 1.

Assurant, Inc.

Segmented Condensed Balance Sheets

(Unaudited)

	At June 30, 2010
	Solutions	Specialty Property	Health	Employee Benefits	Corporate & Other(1)	Consolidated
	($ in thousands)
Assets
Investments and cash and cash equivalents	$7,232,617	$2,481,918	$959,359	$2,286,627	$1,731,948	$14,692,469
Reinsurance recoverables	625,540	434,762	7,494	14,519	3,579,031	4,661,346
Deferred acquisition costs	2,184,191	207,727	5,731	25,257	—	2,422,906
Goodwill	—	—	—	—	924,426	924,426
Assets held in separate accounts	212,445	—	—	—	1,559,690	1,772,135
Other assets	546,312	395,753	118,446	177,361	404,176	1,642,048

Total assets	$10,801,105	$3,520,160	$1,091,030	$2,503,764	$8,199,271	$26,115,330

Liabilities
Policyholder benefits and claims payable	$4,811,127	$388,150	$455,740	$1,707,318	$3,785,975	$11,148,310
Unearned premiums	3,467,543	1,315,009	126,927	14,056	40,446	4,963,981
Debt	—	—	—	—	972,110	972,110
Mandatorily redeemable preferred stock	—	—	—	—	8,160	8,160
Liabilities related to separate accounts	212,445	—	—	—	1,559,690	1,772,135
Deferred gain on disposal of businesses	—	—	—	—	152,794	152,794
Accounts payable and other liabilities	755,601	529,922	124,511	208,692	440,946	2,059,672

Total liabilities	9,246,716	2,233,081	707,178	1,930,066	6,960,121	21,077,162
Stockholders’ equity
Equity, excluding accumulated other comprehensive income	1,554,389	1,287,079	383,852	573,698	960,999	4,760,017
Accumulated other comprehensive income	—	—	—	—	278,151	278,151

Total stockholders’ equity	1,554,389	1,287,079	383,852	573,698	1,239,150	5,038,168

Total liabilities and stockholders’ equity	$10,801,105	$3,520,160	$1,091,030	$2,503,764	$8,199,271	$26,115,330

	At December 31, 2009
	Solutions	Specialty Property	Health	Employee Benefits	Corporate & Other(1)	Consolidated
	($ in thousands)
Investments and cash and cash equivalents	$7,393,989	$2,287,688	$954,132	$2,343,922	$1,496,653	$14,476,384
Reinsurance recoverables	674,806	329,512	7,251	21,589	3,179,705	4,212,863
Deferred acquisition costs	2,257,568	214,300	8,338	24,448	—	2,504,654
Goodwill	—	—	—	—	926,398	926,398
Assets held in separate accounts	219,166	—	—	—	1,753,166	1,972,332
Other assets	546,271	355,240	108,846	131,708	607,100	1,749,165

Total assets	$11,091,800	$3,186,740	$1,078,567	$2,521,667	$7,963,022	$25,841,796

Liabilities
Policyholder benefits and claims payable	$4,772,514	$345,109	$491,899	$1,718,623	$3,387,815	$10,715,960
Unearned premiums	3,655,942	1,315,881	124,515	15,721	41,505	5,153,564
Debt	—	—	—	—	972,058	972,058
Mandatorily redeemable preferred stock	—	—	—	—	8,160	8,160
Liabilities related to separate accounts	219,166	—	—	—	1,753,166	1,972,332
Deferred gain on disposal of businesses	—	—	—	—	164,899	164,899
Accounts payable and other liabilities	790,361	340,952	152,947	250,282	467,032	2,001,574

Total liabilities	9,437,983	2,001,942	769,361	1,984,626	6,794,635	20,988,547
Stockholders’ equity
Equity, excluding accumulated other comprehensive income	1,653,817	1,184,798	309,206	537,041	1,102,462	4,787,324
Accumulated other comprehensive income	—	—	—	—	65,925	65,925

Total stockholders’ equity	1,653,817	1,184,798	309,206	537,041	1,168,387	4,853,249

Total liabilities and stockholders’ equity	$11,091,800	$3,186,740	$1,078,567	$2,521,667	$7,963,022	$25,841,796

(1)	Corporate & Other includes all accumulated other comprehensive income/loss and goodwill as well as reinsurance recoverables and separate accounts related to the sale of businesses by reinsurance.

Assurant, Inc.

Reconciliation of Net Operating Income to Net Income

(Unaudited)

	2010		2009				Six Months
($ in thousands, net of tax)	2Q	1Q	4Q	3Q	2Q	1Q	2010	2009
Assurant Solutions	$30,323	$28,866	$30,203	$31,644	$27,894	$30,311	$59,189	$58,205
Assurant Specialty Property	103,717	118,478	106,944	103,157	91,228	104,668	222,195	195,896
Assurant Health	25,300	8,369	(29,715)	(4,847)	(10,330)	14,672	33,669	4,342
Assurant Employee Benefits	12,393	16,467	11,556	11,450	12,128	7,022	28,860	19,150
Corporate and other	(13,568)	(11,962)	(8,938)	(9,743)	(16,157)	(13,442)	(25,530)	(29,599)
Amortization of deferred gains on disposal of businesses	3,916	3,953	1,370	4,421	4,388	4,421	7,869	8,809
Interest expense	(9,855)	(9,855)	(9,854)	(9,854)	(9,854)	(9,873)	(19,710)	(19,727)

Net operating income	152,226	154,316	101,566	126,228	99,297	137,779	306,542	237,076
Adjustments:
Net realized gains (losses) on investments	12,449	2,907	(7,561)	12,913	(3,992)	(36,198)	15,356	(40,190)
Change in tax valuation allowance	—	—	936	7,043	13,021	(21,000)	—	(7,979)
Legal settlement and related expenses	—	—	—	(1,454)	84,996	—	—	84,996
Goodwill impairment	—	—	(83,000)	—	—	—	—	—

Net income	$164,675	$157,223	$11,941	$144,730	$193,322	$80,581	$321,898	$273,903

Assurant, Inc.

Consolidated Condensed Statements of Operations

(Unaudited)

	2010		2009				Six Months
($ in thousands, except per share data)	2Q	1Q	4Q	3Q	2Q	1Q	2010	2009
Revenues:
Net earned premiums and other considerations	$1,849,895	$1,906,643	$1,925,492	$1,874,398	$1,875,866	$1,874,579	$3,756,538	$3,750,445
Net investment income	175,196	174,014	172,503	172,924	174,932	178,479	349,210	353,411
Net realized gains (losses) on investments	19,152	4,473	(11,632)	19,866	(6,142)	(55,689)	23,625	(61,831)
Amortization of deferred gains on disposal of businesses	6,024	6,081	2,107	6,802	6,750	6,802	12,105	13,552
Fees and other income	90,027	76,645	93,672	82,883	222,203	83,706	166,672	305,909

	2,140,294	2,167,856	2,182,142	2,156,873	2,273,609	2,087,877	4,308,150	4,361,486

Benefits, losses and expenses:
Policyholder benefits	905,316	927,996	977,093	941,145	989,402	960,342	1,833,312	1,949,744
Selling, underwriting, general and administrative expenses	966,361	976,333	1,045,734	991,502	987,529	954,479	1,942,694	1,942,008
Goodwill impairment	—	—	83,000	—	—	—	—	—
Interest expense	15,161	15,161	15,160	15,160	15,160	15,189	30,322	30,349

	1,886,838	1,919,490	2,120,987	1,947,807	1,992,091	1,930,010	3,806,328	3,922,101

Income before provision for income taxes	253,456	248,366	61,155	209,066	281,518	157,867	501,822	439,385
Provision for income taxes	88,781	91,143	49,214	64,336	88,196	77,286	179,924	165,482

Net income	$164,675	$157,223	$11,941	$144,730	$193,322	$80,581	$321,898	$273,903

Diluted per share data:
Net operating income per diluted share	$1.35	$1.32	$0.86	$1.07	$0.84	$1.17	$2.66	$2.00
Book value per diluted share (excluding AOCI)	$43.42	$41.82	$40.47	$40.57	$39.38	$37.58	$43.42	$39.38
Computation of return on average equity measures:
Numerator:
Net operating income	$152,226	$154,316	$101,566	$126,228	$99,297	$137,779	$306,542	$237,076
Net income	164,675	157,223	11,941	144,730	193,322	80,581	321,898	273,903
Denominator:
Average equity, excluding AOCI	$4,789,782	$4,803,435	4,784,207	4,728,633	4,564,413	4,416,551	4,773,671	4,528,314
Add: Average AOCI	216,095	109,982	94,143	(94,620)	(546,964)	(726,637)	172,038	(491,273)

Average equity, including AOCI	$5,005,877	$4,913,417	$4,878,350	$4,634,013	$4,017,449	$3,689,914	$4,945,709	$4,037,041
Annualized operating return on average equity (excluding AOCI) (1)	12.7%	12.9%	8.5%	10.7%	8.7%	12.5%	12.8%	10.5%
Annualized GAAP return on average equity	13.2%	12.8%	1.0%	12.5%	19.2%	8.7%	13.0%	13.6%
Annualized operating return on average equity (excluding AOCI) (1)	12.7%	12.9%	8.5%	10.7%	8.7%	12.5%	12.8%	10.5%
Net realized gains (losses) on investments	1.1%	0.2%	-0.6%	1.1%	-0.3%	-3.3%	0.7%	-1.8%
Change in tax valuation allowance	—	—	0.1%	0.6%	1.1%	-1.9%	—	-0.4%
Legal settlement and related expenses	—	—	—	-0.1%	7.4%	—	—	3.8%
Goodwill impairment	—	—	-6.8%	—	—	—	—	—
Change due to effect of including AOCI	-0.6%	-0.3%	-0.2%	0.2%	2.3%	1.4%	-0.5%	1.5%

Annualized GAAP return on average equity	13.2%	12.8%	1.0%	12.5%	19.2%	8.7%	13.0%	13.6%

(1)	See Footnote (2) Regulation G - Non GAAP Financial Measures on page 1.

Assurant, Inc.

Consolidated Condensed Statements of Operations (continued)

(Unaudited)

	2010		2009				Six Months
($ in thousands, except per share data and closing stock price)	2Q	1Q	4Q	3Q	2Q	1Q	2010	2009
Share repurchases:
Shares repurchased	6,066,216	3,426,469	—	1,122,050	—	—	9,492,685	—
Average repurchase price per share	$35.46	$31.86	$—	$28.47	$—	$—	$34.16	$—
Total cost of share repurchase	$215,110	$109,184	$—	$31,948	$—	$—	$324,294	$—
AIZ Closing stock price (NYSE)	$34.70	$34.38	$29.48	$32.06	$24.09	$21.78	$34.70	$24.09
Investment yield (2)	5.02%	4.98%	4.96%	5.08%	5.23%	5.32%	5.00%	5.26%

(2)	Investment yield excludes investment (loss) income from real estate joint venture partnerships.

Assurant Solutions

Condensed Statements of Operations

(Unaudited)

	2010		2009				Six Months
($ in thousands)	2Q	1Q	4Q	3Q	2Q	1Q	2010	2009
Revenues:
Net earned premiums and other considerations	$629,682	$645,364	$690,150	$669,344	$666,935	$644,612	$1,275,046	$1,311,547
Net investment income	98,956	98,453	98,447	97,681	97,106	97,995	197,409	195,101
Fees and other income	54,580	45,712	62,466	50,093	51,960	52,031	100,292	103,991

	783,218	789,529	851,063	817,118	816,001	794,638	1,572,747	1,610,639

Benefits, losses and expenses:
Policyholder benefits	228,776	227,631	246,871	248,933	261,325	272,022	456,407	533,347
Selling, underwriting, general and administrative expenses	503,172	511,090	550,139	520,217	509,388	475,604	1,014,262	984,992

	731,948	738,721	797,010	769,150	770,713	747,626	1,470,669	1,518,339

Income before provision for income taxes	51,270	50,808	54,053	47,968	45,288	47,012	102,078	92,300
Provision for income taxes	20,947	21,942	23,850	16,324	17,394	16,701	42,889	34,095

Net operating income	$30,323	$28,866	$30,203	$31,644	$27,894	$30,311	$59,189	$58,205

Net earned premiums and other considerations:
Domestic:
Credit	$47,343	$50,928	$53,050	$59,562	$62,740	$65,941	$98,271	$128,681
Service contracts	336,043	339,096	362,404	348,258	354,783	346,508	675,139	701,291
Other	12,723	12,213	23,835	24,471	22,054	14,579	24,936	36,633

Total Domestic	396,109	402,237	439,289	432,291	439,577	427,028	798,346	866,605

International:
Credit	83,360	86,739	85,711	80,743	79,835	74,173	170,099	154,008
Service contracts	109,275	117,189	122,053	108,458	97,280	87,903	226,464	185,183
Other	5,261	4,106	3,939	4,025	4,107	3,660	9,367	7,767

Total International	197,896	208,034	211,703	193,226	181,222	165,736	405,930	346,958

Preneed*:
Domestic and international	27,112	29,045	33,374	37,123	39,229	44,486	56,157	83,715
Domestic independent runoff	8,565	6,048	5,784	6,704	6,907	7,362	14,613	14,269

Total Preneed	35,677	35,093	39,158	43,827	46,136	51,848	70,770	97,984

Total	$629,682	$645,364	$690,150	$669,344	$666,935	$644,612	$1,275,046	$1,311,547

Fees and other income:
Domestic:
Debt protection	$8,434	$9,636	$10,014	$10,541	$10,232	$9,271	$18,070	$19,503
Service contracts	27,509	23,156	28,249	23,384	23,068	27,709	50,665	50,777
Other	2,108	2,555	4,551	4,443	5,593	3,947	4,663	9,540

Total Domestic	38,051	35,347	42,814	38,368	38,893	40,927	73,398	79,820

International	6,920	6,395	6,928	7,400	7,330	6,072	13,315	13,402
Preneed	9,609	3,970	12,724	4,325	5,737	5,032	13,579	10,769

Total	$54,580	$45,712	$62,466	$50,093	$51,960	$52,031	$100,292	$103,991

*	As of January 1, 2009, net earned premiums are recorded in accordance with universal life insurance guidance. As a result, net earned premiums no longer include new preneed sales.

Assurant Solutions

Condensed Statements of Operations (continued)

(Unaudited)

	2010		2009				Six Months
($ in thousands)	2Q	1Q	4Q	3Q	2Q	1Q	2010	2009
Gross written premiums:
Domestic:
Credit	$107,259	$103,870	$120,139	$134,597	$136,450	$135,346	$211,129	$271,796
Service contracts	291,426	277,729	261,165	259,316	245,306	246,883	569,155	492,189
Other	15,293	14,918	18,842	14,210	43,985	15,074	30,211	59,059

Total Domestic	413,978	396,517	400,146	408,123	425,741	397,303	810,495	823,044

International:
Credit	240,348	246,532	252,660	221,581	197,605	171,379	486,880	368,984
Service contracts	110,116	121,292	139,144	118,256	98,494	107,070	231,408	205,564
Other	6,330	5,216	6,794	7,652	6,734	5,387	11,546	12,121

Total International	356,794	373,040	398,598	347,489	302,833	283,836	729,834	586,669

Total	$770,772	$769,557	$798,744	$755,612	$728,574	$681,139	$1,540,329	$1,409,713

Foreign currency translation (FX) impact (1) :
Gross written premiums:
Including FX impact	5.79%	12.98%	-5.04%	-16.29%	-19.05%	-23.85%	9.27%	-21.44%
FX impact	4.37%	6.23%	3.24%	-3.12%	-5.03%	-6.83%	5.27%	-5.93%

Excluding FX impact	1.42%	6.75%	-8.28%	-13.17%	-14.02%	-17.02%	4.00%	-15.51%
Net earned premiums:
Including FX impact	-5.59%	0.12%	-4.43%	-5.34%	-4.81%	-5.69%	-2.78%	-5.24%
FX impact	2.25%	3.32%	1.63%	-2.64%	-3.76%	-5.37%	2.78%	-4.55%

Excluding FX impact	-7.84%	-3.20%	-6.06%	-2.70%	-1.05%	-0.32%	-5.56%	-0.69%
Net operating income:
Including FX impact	8.71%	-4.77%	154.14%	55.21%	-13.79%	-36.26%	1.69%	-27.16%
FX impact	5.57%	5.02%	4.79%	-8.34%	3.32%	-0.51%	5.28%	1.04%

Excluding FX impact	3.14%	-9.79%	149.35%	63.55%	-17.11%	-35.75%	-3.59%	-28.20%
Combined ratios (a):
Domestic	97.8%	96.2%	94.6%	98.2%	97.6%	98.3%	97.0%	98.0%
International	107.3%	107.8%	114.5%	108.8%	111.6%	107.3%	107.5%	109.5%
Investment yield (2)	5.47%	5.41%	5.40%	5.36%	5.41%	5.45%	5.46%	5.41%

(a)	The combined ratio is equal to total benefits, losses and expenses divided by net earned premiums and other considerations and fees and other income excluding the preneed business.
(1)	Total Solutions percentage growth from year-ago period due to conversion of income statement transactions at weighted average foreign currency exchange rates.
(2)	Investment yield excludes investment (loss) income from real estate joint venture partnerships.

Assurant Solutions - Preneed

Condensed Statements of Operations

(Unaudited)

	2010		2009				Six Months
($ in thousands)	2Q	1Q	4Q	3Q	2Q	1Q	2010	2009
Revenues:
Net earned premiums and other considerations	$35,678	$35,093	$39,158	$43,827	$46,136	$51,848	$70,771	$97,984
Net investment income	61,103	60,873	59,553	58,655	56,923	57,299	121,976	114,222
Fees and other income:
Change in value of CPI Caps (1)	(916)	(4,424)	5,086	(656)	(35)	1,779	(5,340)	1,744
Other	10,526	8,394	7,638	4,981	5,772	3,253	18,920	9,025

Total fees and other income	9,610	3,970	12,724	4,325	5,737	5,032	13,580	10,769

	106,391	99,936	111,435	106,807	108,796	114,179	206,327	222,975

Benefits, losses and expenses:
Policyholder benefits	65,132	65,199	66,532	67,055	70,929	78,392	130,331	149,321
Selling, underwriting, general and administrative expenses	22,545	21,687	23,880	21,468	22,457	24,655	44,232	47,112

	87,677	86,886	90,412	88,523	93,386	103,047	174,563	196,433

Income before provision for income taxes	18,714	13,050	21,023	18,284	15,410	11,132	31,764	26,542
Income before provision for income taxes excluding CPI Cap	19,629	17,474	15,937	18,940	15,445	9,353	37,104	24,798
Provision for income taxes	6,895	4,657	7,162	6,524	5,338	3,834	11,552	9,172

Net operating income	$11,819	$8,393	$13,861	$11,760	$10,072	$7,298	$20,212	$17,370

Face sales	$216,681	$151,074	$145,678	$137,301	$126,263	$103,124	$367,755	$229,387
CPI Cap value	$7,615	$8,531	$12,955	$7,869	$8,525	$8,560	$7,615	$8,525
Preneed yield (2)	5.85%	5.91%	5.87%	5.89%	5.83%	5.94%	5.88%	5.86%
Preneed average invested assets	$4,178,346	$4,118,775	$4,055,563	$3,996,330	$3,907,868	$3,861,302	$4,147,369	$3,896,518

(1)	The Company utilizes Consumer Price Index Caps (“CPI Caps”) derivative instruments in managing the pre-arranged funeral business exposure to inflation risk on certain policies. The CPI Caps do not qualify under GAAP as effective hedges; therefore, they are marked-to-market on a quarterly basis and the accumulated gain or loss is recognized in the statement of operations in fees and other income.
(2)	Investment yield excludes investment income (loss) from real estate joint venture partnerships.

Assurant Specialty Property

Condensed Statements of Operations

(Unaudited)

	2010		2009				Six Months
($ in thousands)	2Q	1Q	4Q	3Q	2Q	1Q	2010	2009
Revenues:
Net earned premiums and other considerations	$477,122	$508,822	$497,200	$478,701	$477,838	$493,790	$985,944	$971,628
Net investment income	27,022	26,921	26,031	26,550	28,320	29,436	53,943	57,756
Fees and other income	18,848	13,100	14,824	15,100	13,642	13,324	31,948	26,966

	522,992	548,843	538,055	520,351	519,800	536,550	1,071,835	1,056,350

Benefits, losses and expenses:
Policyholder benefits	175,206	162,533	162,139	156,076	178,167	167,800	337,739	345,967
Selling, underwriting, general and administrative expenses	189,846	207,017	212,203	206,992	203,416	209,917	396,863	413,333

	365,052	369,550	374,342	363,068	381,583	377,717	734,602	759,300

Income before provision for income taxes	157,940	179,293	163,713	157,283	138,217	158,833	337,233	297,050
Provision for income taxes	54,223	60,815	56,769	54,126	46,989	54,165	115,038	101,154

Net operating income	$103,717	$118,478	$106,944	$103,157	$91,228	$104,668	$222,195	$195,896

Net earned premiums:
Homeowners (Creditor-Placed & Voluntary)	$325,735	$354,409	$351,178	$333,068	$336,338	$348,447	$680,144	$684,785
Manufactured Housing (Creditor-Placed & Voluntary)	53,686	57,500	54,609	54,347	55,128	55,876	111,186	111,004
Other	97,701	96,913	91,413	91,286	86,372	89,467	194,614	175,839

Total	$477,122	$508,822	$497,200	$478,701	$477,838	$493,790	$985,944	$971,628

Gross earned premiums:
Homeowners (Creditor-Placed & Voluntary)	$446,650	$463,570	$460,289	$427,030	$430,568	$437,391	$910,220	$867,959
Manufactured Housing (Creditor-Placed & Voluntary)	76,688	79,693	76,339	76,448	77,083	77,484	156,381	154,567
Other	160,897	155,471	150,695	150,604	147,449	151,429	316,368	298,878

Total	$684,235	$698,734	$687,323	$654,082	$655,100	$666,304	$1,382,969	$1,321,404

Gross written premiums:
Homeowners (Creditor-Placed & Voluntary)	$435,403	$440,073	$533,454	$437,835	$437,271	$412,706	$875,476	$849,977
Manufactured Housing (Creditor-Placed & Voluntary)	74,219	80,040	76,441	75,935	77,969	69,852	154,259	147,821
Other	195,609	156,853	157,209	167,968	154,864	131,701	352,462	286,565

Total	$705,231	$676,966	$767,104	$681,738	$670,104	$614,259	$1,382,197	$1,284,363

Reconciliation of gross earned premiums to net earned premiums:
Gross earned premiums	$684,235	$698,734	$687,323	$654,082	$655,100	$666,304	$1,382,969	$1,321,404
Ceded catastrophe reinsurance and reinstatements	(47,735)	(45,129)	(46,945)	(48,794)	(44,688)	(42,994)	(92,864)	(87,682)
Ceded to clients including U.S. Government	(159,378)	(144,783)	(143,178)	(126,587)	(132,574)	(129,520)	(304,161)	(262,094)

Net earned premiums	$477,122	$508,822	$497,200	$478,701	$477,838	$493,790	$985,944	$971,628

Assurant Specialty Property (continued)

Condensed Statements of Operations

(Unaudited)

	2010		2009				Six Months
($ in thousands)	2Q	1Q	4Q	3Q	2Q	1Q	2010	2009
Creditor-Placed Homeowners Insurance (1):
Loans tracked (in millions):
Prime	25.6	25.6	25.6	25.7	25.4	25.7	25.6	25.4
Sub-prime	3.6	3.6	3.9	3.8	3.6	3.8	3.6	3.6

Total	29.2	29.2	29.5	29.5	29.0	29.5	29.2	29.0

Average placement rates (2):
Prime	1.32%	1.28%	1.24%	1.18%	1.18%	1.13%	1.32%	1.18%
Sub-prime	9.54%	9.54%	9.51%	9.51%	9.39%	9.14%	9.54%	9.39%
Average insured value (AIV):
Creditor-placed	$179	$179	$177	$174	$172	$168	$179	$172
Real estate owned	$234	$228	$227	$226	$228	$228	$234	$228
Percent of creditor-placed premiums from real estate owned policies:
% of gross earned premiums	12%	12%	12%	14%	16%	20%	12%	16%
% of gross written premiums	12%	12%	9%	12%	12%	20%	12%	12%
Geographical spread of exposure (3):
U.S. Region:
Middle U.S.	15.1%	15.2%	15.9%	16.2%	16.3%	16.5%	15.1%	16.3%
Northeastern coastal	16.6%	16.1%	15.9%	15.2%	14.7%	14.2%	16.6%	14.7%
Northern inland	3.6%	3.7%	3.7%	3.8%	3.8%	3.8%	3.6%	3.8%
Southern inland	8.9%	9.4%	9.9%	9.8%	9.7%	9.5%	8.9%	9.7%
Southern and Hawaii coastal	24.0%	23.3%	22.4%	21.9%	21.5%	20.8%	24.0%	21.5%
West	31.8%	32.3%	32.2%	33.1%	34.0%	35.2%	31.8%	34.0%

Total	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%

Ratios:
Loss ratio (a)	36.7%	31.9%	32.6%	32.6%	37.3%	34.0%	34.3%	35.6%
Expense ratio (b)	38.3%	39.7%	41.4%	41.9%	41.4%	41.4%	39.0%	41.4%
Combined ratio (c)	73.6%	70.8%	73.1%	73.5%	77.6%	74.5%	72.2%	76.0%
Investment yield (4)	4.39%	4.56%	4.42%	4.46%	4.77%	4.87%	4.49%	4.82%

(a)	The loss ratio is equal to policyholder benefits divided by net earned premiums and other considerations.
(b)	The expense ratio is equal to selling, underwriting, general and administrative expenses divided by net earned premiums and other considerations and fees and other income.
(c)	The combined ratio is equal to total benefits, losses and expenses divided by net earned premiums and other considerations and fees and other income.
(1)	Estimates based on client information and classification.
(2)	Does not include real estate owned policies.
(3)	Geographical spread of exposure is based on the Company’s assessment of total insured value for all of Assurant Specialty Property.
(4)	Investment yield excludes investment income (loss) from real estate joint venture partnerships.

Assurant Health

Condensed Statements of Operations

(Unaudited)

	2010		2009				Six Months
($ in thousands)	2Q	1Q	4Q	3Q	2Q	1Q	2010	2009
Revenues:
Net earned premiums and other considerations	$467,705	$467,442	$468,002	$470,385	$468,895	$472,346	$935,147	$941,241
Net investment income	12,078	11,565	11,338	11,770	12,073	12,477	23,643	24,550
Fees and other income	10,248	10,408	9,978	10,140	9,847	9,914	20,656	19,761

	490,031	489,415	489,318	492,295	490,815	494,737	979,446	985,552

Benefits, losses and expenses:
Policyholder benefits	312,767	333,640	377,155	353,412	357,644	321,960	646,407	679,604
Selling, underwriting, general and administrative expenses	138,801	143,119	157,826	147,475	149,157	150,240	281,920	299,397

	451,568	476,759	534,981	500,887	506,801	472,200	928,327	979,001

Income (loss) before provision (benefit) for income taxes	38,463	12,656	(45,663)	(8,592)	(15,986)	22,537	51,119	6,551
Provision (benefit) for income taxes	13,163	4,287	(15,948)	(3,745)	(5,656)	7,865	17,450	2,209

Net operating income (loss)	$25,300	$8,369	$(29,715)	$(4,847)	$(10,330)	$14,672	$33,669	$4,342

Net earned premiums and other considerations:
Individual:
Individual medical	$324,079	$321,783	$319,215	$317,820	$316,093	$317,070	$645,862	$633,163
Short-term medical	21,434	22,118	24,308	27,278	26,604	26,048	43,552	52,652

Subtotal	345,513	343,901	343,523	345,098	342,697	343,118	689,414	685,815
Small employer group	122,192	123,541	124,479	125,287	126,198	129,228	245,733	255,426

Total	$467,705	$467,442	$468,002	$470,385	$468,895	$472,346	$935,147	$941,241

Sales (annualized issued premiums):
Individual:
Individual medical	$83,696	$94,249	$92,068	$91,434	$84,707	$88,769	$177,945	$173,476
Short-term medical	26,262	28,314	27,870	34,296	34,509	37,199	54,576	71,708

Subtotal	109,958	122,563	119,938	125,730	119,216	125,968	232,521	245,184
Small employer group	30,445	35,705	33,701	31,588	37,708	29,978	66,150	67,686

Total	$140,403	$158,268	$153,639	$157,318	$156,924	$155,946	$298,671	$312,870

Membership by product line (in thousands):
Individual:
Individual medical	558	564	568	568	570	572	558	570
Short-term medical	73	71	78	91	95	94	73	95

Subtotal	631	635	646	659	665	666	631	665
Small employer group	116	118	121	122	123	123	116	123

Total	747	753	767	781	788	789	747	788

Ratios:
Loss ratio (a)	66.9%	71.4%	80.6%	75.1%	76.3%	68.2%	69.1%	72.2%
Expense ratio (b)	29.0%	30.0%	33.0%	30.7%	31.2%	31.2%	29.5%	31.2%
Combined ratio (c)	94.5%	99.8%	111.9%	104.2%	105.9%	97.9%	97.1%	101.9%
Investment yield (1)	5.01%	4.82%	4.82%	5.24%	5.45%	5.59%	4.92%	5.51%

(a)	The loss ratio is equal to policyholder benefits divided by net earned premiums and other considerations.
(b)	The expense ratio is equal to selling, underwriting, general and administrative expenses divided by net earned premiums and other considerations and fees and other income.
(c)	The combined ratio is equal to total benefits, losses and expenses divided by net earned premiums and other considerations and fees and other income.
(1)	Investment yield excludes investment (loss) income from real estate joint venture partnerships.

Assurant Employee Benefits

Condensed Statements of Operations

(Unaudited)

	2010		2009				Six Months
($ in thousands)	2Q	1Q	4Q	3Q	2Q	1Q	2010	2009
Revenues:
Net earned premiums and other considerations	$275,386	$285,015	$270,140	$255,968	$262,198	$263,831	$560,401	$526,029
Net investment income	32,599	32,810	32,703	33,039	33,466	34,157	65,409	67,623
Fees and other income	6,252	7,311	6,578	7,467	7,540	6,758	13,563	14,298

	314,237	325,136	309,421	296,474	303,204	304,746	639,373	607,950

Benefits, losses and expenses:
Policyholder benefits	190,555	204,242	188,940	182,632	186,770	198,728	394,797	385,498
Selling, underwriting, general and administrative expenses	104,667	95,922	103,092	96,529	97,993	95,287	200,589	193,280

	295,222	300,164	292,032	279,161	284,763	294,015	595,386	578,778

Income before provision for income taxes	19,015	24,972	17,389	17,313	18,441	10,731	43,987	29,172
Provision for income taxes	6,622	8,505	5,833	5,863	6,313	3,709	15,127	10,022

Net operating income	$12,393	$16,467	$11,556	$11,450	$12,128	$7,022	$28,860	$19,150

Net earned premiums and other considerations:
Group dental	$104,778	$107,581	$108,910	$105,507	$105,306	$105,565	$212,359	$210,871
All other group disability	121,880	129,927	112,722	103,460	108,495	109,704	251,807	218,199
Group life	48,728	47,507	48,508	47,001	48,397	48,562	96,235	96,959

Total	$275,386	$285,015	$270,140	$255,968	$262,198	$263,831	$560,401	$526,029

Sales (1):
Group dental	$12,842	$33,549	$14,354	$21,202	$16,904	$31,573	$46,391	$48,477
Group disability	7,257	13,516	6,351	10,587	8,207	14,172	20,773	22,379
Group life	5,188	8,517	4,509	6,547	5,086	9,859	13,705	14,945

Total	$25,287	$55,582	$25,214	$38,336	$30,197	$55,604	$80,869	$85,801

Loss ratio (a)	69.2%	71.7%	69.9%	71.3%	71.2%	75.3%	70.4%	73.3%
Expense ratio (b)	37.2%	32.8%	37.3%	36.6%	36.3%	35.2%	34.9%	35.8%
Investment yield (2)	5.78%	5.77%	5.79%	5.88%	5.86%	5.98%	5.78%	5.92%

(a)	The loss ratio is equal to policyholder benefits divided by net earned premiums and other considerations.
(b)	The expense ratio is equal to selling, underwriting, general and administrative expenses divided by net earned premiums and other considerations and fees and other income.
(1)	Sales do not include any sales from assumed business, only direct.
(2)	Investment yield excludes investment (loss) income from real estate joint venture partnerships.

Assurant Corporate and Other

Condensed Statements of Operations

(Unaudited)

	2010		2009				Six Months
($ in thousands)	2Q	1Q	4Q	3Q	2Q	1Q	2010	2009
Revenues:
Net earned premiums and other considerations	$—	$—	$—	$—	$—	$—	$—	$—
Net investment income	4,541	4,265	3,984	3,884	3,967	4,414	8,806	8,381
Net realized gains (losses) on investments	19,152	4,473	(11,632)	19,866	(6,142)	(55,689)	23,625	(61,831)
Amortization of deferred gains on disposal of businesses	6,024	6,081	2,107	6,802	6,750	6,802	12,105	13,552
Fees and other income	99	114	(174)	83	139,214	1,679	213	140,893

	29,816	14,933	(5,715)	30,635	143,789	(42,794)	44,749	100,995

Benefits, losses and expenses:
Policyholder benefits	(1,988)	(50)	1,988	92	5,496	(168)	(2,038)	5,328
Selling, underwriting, general and administrative expenses	29,875	19,185	22,474	20,289	27,575	23,431	49,060	51,006
Interest expense	15,161	15,161	15,160	15,160	15,160	15,189	30,322	30,349

	43,048	34,296	39,622	35,541	48,231	38,452	77,344	86,683

(Loss) income before (benefit) provision for income taxes	(13,232)	(19,363)	(45,337)	(4,906)	95,558	(81,246)	(32,595)	14,312
(Benefit) provision for income taxes	(6,174)	(4,406)	(21,290)	(8,232)	23,156	(5,154)	(10,580)	18,002

Net (loss) income	$(7,058)	$(14,957)	$(24,047)	$3,326	$72,402	$(76,092)	$(22,015)	$(3,690)

Corporate and Other Reconciliation
Assurant Corporate and Other Segment Net (loss) income Adjustments, net of tax:	$(7,058)	$(14,957)	$(24,047)	$3,326	$72,402	$(76,092)	$(22,015)	$(3,690)
Amortization of deferred gains on disposal of businesses	(3,916)	(3,953)	(1,370)	(4,421)	(4,388)	(4,421)	(7,869)	(8,809)
Interest expense	9,855	9,855	9,854	9,854	9,854	9,873	19,710	19,727
Net realized (gains) losses on investments	(12,449)	(2,907)	7,561	(12,913)	3,992	36,198	(15,356)	40,190
Change in tax valuation allowance	—	—	(936)	(7,043)	(13,021)	—	—	7,979
Legal settlement and related expenses	—	—	—	1,454	(84,996)	21,000	—	(84,996)

Corporate and other line item result (1)	$(13,568)	$(11,962)	$(8,938)	$(9,743)	$(16,157)	$(13,442)	$(25,530)	$(29,599)

(1)	Reconciles to Corporate and other result per Reconciliation of Net Operating Income to Net Income (Loss) on page 5.

Assurant, Inc.

Investments

(Unaudited)

	At June 30,		At December 31,
($ in thousands)	2010		2009
Investments by type
Fixed maturity securities available for sale, at fair value	$10,651,689	72.5%	$9,966,772	68.9%
Equity securities available for sale, at fair value
Preferred stock	474,341	3.2%	508,458	3.5%
Common stock	1,305	0.0%	4,529	0.0%
Commercial mortgage whole loans on real estate, at amortized cost	1,376,226	9.4%	1,428,027	9.9%
Policy loans	56,169	0.4%	56,407	0.4%
Short-term investments	416,815	2.8%	453,469	3.1%
Collateral held under securities lending	133,618	0.9%	218,129	1.5%
Other investments	578,583	4.0%	522,041	3.6%

Total investments	13,688,746	93.2%	13,157,832	90.9%
Cash and cash equivalents	1,003,723	6.8%	1,318,552	9.1%

Total investments and cash and cash equivalents	$14,692,469	100.0%	$14,476,384	100.0%

Fixed Maturity Securities by Credit Quality (Fair Value)
Aaa / Aa / A	$6,520,387	61.2%	$6,152,842	61.8%
Baa	3,152,861	29.6%	2,953,964	29.6%
Ba	716,263	6.7%	647,321	6.5%
B and lower	262,178	2.5%	212,645	2.1%

Total	$10,651,689	100.0%	$9,966,772	100.0%

Assurant, Inc.

Investments (continued)

(Unaudited)

	At June 30, 2010				At December 31, 2009
($ in thousands)	Book Value	Fair Value	% of Fair Value	Net Unrealized Gain	Book Value	Fair Value	% of Fair Value	Net Unrealized Gain (Loss)
Fixed Maturity Securities by Issuer Type:
Government:
U.S. Government and government agencies	$143,964	$151,327	1.4%	$7,363	$115,268	$120,330	1.2%	$5,062
State, municipalities and political subdivisions	856,138	911,871	8.6%	55,733	873,548	910,068	9.1%	36,520
Foreign governments	577,923	604,238	5.7%	26,315	558,254	572,827	5.8%	14,573
Corporate (1):
Consumer cyclical	1,063,710	1,148,715	10.8%	85,005	975,965	1,014,735	10.2%	38,770
Consumer non-cyclical	349,022	383,807	3.6%	34,785	306,841	322,638	3.2%	15,797
Energy	714,435	761,350	7.1%	46,915	751,097	790,437	7.9%	39,340
Financials	2,090,348	2,148,494	20.2%	58,146	2,089,298	2,076,599	20.8%	(12,699)
Health care	421,093	455,726	4.3%	34,633	416,581	431,155	4.3%	14,574
Industrials	961,905	1,032,381	9.7%	70,476	928,154	952,792	9.6%	24,638
Materials	325,734	337,950	3.2%	12,216	287,338	292,502	2.9%	5,164
Technology	153,664	167,832	1.6%	14,168	150,542	156,272	1.6%	5,730
Telecommunications	475,968	515,365	4.8%	39,397	474,025	502,267	5.0%	28,242
Utilities	894,707	982,283	9.2%	87,576	856,645	894,794	9.0%	38,149
Other corporate	346	352	0.0%	6	349	357	0.0%	8
Asset-backed securities	43,921	46,381	0.4%	2,460	51,834	53,963	0.5%	2,129
Commercial mortgage-backed securities	114,201	119,520	1.1%	5,319	159,780	159,907	1.6%	127
Residential mortgage-backed securities (RMBS):
Agency	819,396	860,404	8.1%	41,008	663,407	690,632	6.9%	27,225
Alt-A	—	—	0.0%	—	—	—	0.0%	—
Subprime	14,689	16,490	0.2%	1,801	17,739	17,307	0.2%	(432)
Other	3,687	3,703	0.0%	16	4,227	4,064	0.1%	(163)
Collaterized debt obligations:
Credit backed	2,898	3,500	0.0%	602	3,191	3,126	0.1%	(65)
RMBS backed	—	—	0.0%	—	—	—	0.0%	—

Total fixed maturity securities	$10,027,749	$10,651,689	100.0%	$623,940	$9,684,083	$9,966,772	100.0%	$282,689

(1)

Industry classifications are based on a combination of published index classifications as well as Assurant’s view of underlying issuer risk. These resulting classifications are then mapped to the Global Industry Classification Standard (GICS®).

Assurant, Inc.

Investment Results by Asset Category and Annualized Yields

(Unaudited)

	Quarter Ended June 30 2010			Quarter Ended June 30 2009
($ in thousands)	Yield	Investment Income	Net realized gain (loss)	Yield	Investment Income	Net realized gain (loss)
Fixed maturity securities, available for sale	5.73%	$144,119	$13,086	5.90%	$139,767	$1,373
Equity securities, available for sale	6.97%	8,589	1,266	7.34%	9,516	(855)
Commercial mortgage whole loans on real estate	6.19%	21,515	—	6.32%	23,420	(5,306)
Policy loans	5.21%	732	—	5.70%	815	—
Cash and short-term investments	0.75%	2,608	6	1.21%	4,035	50
Other investments*	2.82%	4,029	4,794	3.33%	4,222	(1,404)

Total		181,592	$19,152		181,775	$(6,142)

Investment expenses		(6,396)			(6,843)

Net investment income		$175,196			$174,932

Gross realized gains			$23,375			$8,750
Gross realized losses			(2,268)			(10,578)
Other-than-temporary impairments on available for sale securities			(1,955)			(4,314)

Net realized gains (losses) on investments			$19,152			$(6,142)

	Six Months Ended June 30 2010			Six Months Ended June 30 2009
	Yield	Investment Income	Net realized gain (loss)	Yield	Investment Income	Net realized gain (loss)
Fixed maturity securities, available for sale	5.77%	$286,537	$23,140	5.93%	$278,540	$(18,740)
Equity securities, available for sale	7.02%	17,551	2,430	7.27%	19,386	(36,395)
Commercial mortgage whole loans on real estate	6.21%	43,609	(6,772)	6.32%	47,102	(5,306)
Policy loans	5.17%	1,454	—	5.54%	1,591	—
Cash and short-term investments	0.60%	4,594	7	1.42%	10,418	54
Other investments*	3.07%	8,524	4,820	3.97%	10,009	(1,444)

Total		362,269	$23,625		367,046	$(61,831)

Investment expenses		(13,059)			(13,635)

Net investment income		$349,210			$353,411

Gross realized gains			$38,224			$15,346
Gross realized losses			(11,799)			(47,424)
Other-than-temporary impairments on available for sale securities			(2,800)			(29,753)

Net realized losses on investments			$23,625			$(61,831)

*	Consists primarily of investments in joint venture partnerships, invested assets associated with a modified coinsurance agreement, and invested assets associated with deferred compensation plans.

Assurant, Inc.

Summary of Net Operating Income (1) Disclosed Items

Income / (Expense) Items

(Unaudited)

			2010				2009
($ in millions, after-tax)			2Q		1Q		4Q		3Q		2Q		1Q
			$	Diluted EPS	$	Diluted EPS	$	Diluted EPS	$	Diluted EPS	$	Diluted EPS	$	Diluted EPS
Assurant Solutions:
Restructuring costs	(d	)	—	—	—	—	(8.4)	(0.07)	—	—	(2.4)	(0.02)	—	—
Change in various tax liabilities/receivables	(e	)	—	—	(2.8)	(0.02)	—	—	—	—	—	—	—	—
Assurant Specialty Property:
Catastrophe losses, net of reinsurance	(c	)	(5.0)	(0.04)	—	—	—	—	—	—	—	—	—	—
Restructuring costs	(d	)	—	—	—	—	—	—	—	—	(2.5)	(0.02)	—	—
Subrogation reimbursement	(c	)	—	—	—	—	—	—	5.9	0.05	—	—	—	—
Unearned premium reserve review adjustment (2)	(a	)	—	—	7.6	0.06	—	—	—	—	—	—	—	—
Assurant Health:
Reserve strengthening	(c	)	—	—	—	—	—	—	—	—	(9.0)	(0.08)	—	—
Litigation reserve	(c	)	17.4	0.15	—	—	(24.0)	(0.20)	(8.1)	(0.07)	—	—	—	—
Restructuring costs	(d	)	—	—	—	—	(2.9)	(0.02)	—	—	—	—	—	—
H1N1 related medical expenses	(c	)	—	—	—	—	(2.5)	(0.02)	—	—	—	—	—	—
Assurant Employee Benefits:
Reserve adequacy study adjustment	(c	)	—	—	—	—	2.1	0.02	—	—	—	—	—	—
Restructuring costs	(d	)	(4.4)	(0.04)	—	—	(1.0)	(0.01)	—	—	(1.5)	(0.01)	—	—
Assurant Corporate and Other:
Expenses related to SEC investigation (3)	(d	)	—	—	—	—	(3.5)	(0.03)	—	—	—	—	—	—
Change in various tax liabilities/receivables	(e	)	—	—	—	—	4.5	0.04	—	—	—	—	—	—
Compensation expense	(d	)	—	—	—	—	—	—	—	—	—	—	(4.6)	(0.04)
Restructuring costs	(d	)	(2.9)	(0.03)	—	—	—	—	—	—	—	—	—	—

Statement of Operations line impact:

(a)	Net earned premiums and other considerations
(b)	Fees and other income
(c)	Policyholder benefits
(d)	Selling, underwriting, general and administrative expenses
(e)	Provision for income taxes

(1)	See Footnote (1) Regulation G - Non GAAP Financial Measures on page 1.
(2)	In the first quarter 2010, the $7.6 million represents the net impact on net operating income. It increased net earned premiums by $13.6 million pre-tax.
(3)	This item includes both SEC investigation-related expenses and reimbursements received related to SEC expenses covered under Director & Officer insurance.

Assurant, Inc.

Ratings Summary

(Unaudited)

As of June 30, 2010
	A.M. Best	Moody’s	Standard & Poor’s
Outlook	Stable	Stable	Negative
Company
American Bankers Insurance Company	A	A2	A-
American Bankers Insurance Company (CAB)	A	N/A	N/A
American Bankers Life Assurance Company	A-	A2	A-
American Bankers Life Assurance Company (CAB)	A-	N/A	N/A
American Memorial Life Insurance Company	A-	N/A	A-
American Reliable Insurance Company	A	N/A	N/A
American Security Insurance Company	A	A2	A-
Assurant Life of Canada	A-	N/A	N/A
Caribbean American Life Assurance Company	A-	N/A	N/A
Caribbean American Property Insurance Company	A	N/A	N/A
John Alden Life Insurance Company	A-	A2	BBB+
Reliable Lloyds	A	N/A	N/A
Standard Guaranty Insurance Company	A	N/A	N/A
Time Insurance Company	A-	A2	BBB+
UDC Dental California	A-	N/A	N/A
Union Security Dental Care New Jersey	A-	N/A	N/A
Union Security Insurance Company	A-	A2	A-
Union Security Life Insurance Company of New York	A-	N/A	N/A
United Dental Care of Arizona	A-	N/A	N/A
United Dental Care of Colorado	A-	N/A	N/A
United Dental Care of Michigan	NR-3	N/A	N/A
United Dental Care of Missouri	A-	N/A	N/A
United Dental Care of New Mexico	A-	N/A	N/A
United Dental Care of Ohio	NR-3	N/A	N/A
United Dental Care of Texas	A-	N/A	N/A
United Dental Care of Utah	NR-3	N/A	N/A
Voyager Indemnity Insurance Company	A	N/A	N/A
Commercial Paper	AMB-2	P-2	A-2
Senior Debt	bbb	Baa1	BBB

Exhibit I

Assurant, Inc.

Commercial Mortgage Loans Summary (1)

(Unaudited)

	As of June 30, 2010
($ in thousands)	Book Value	% of Total
Summary of Commercial Mortgage Loans
Geographic Region
Pacific	$476,101	34%
Middle Atlantic	243,808	17%
New England	169,031	12%
South Atlantic	164,738	12%
Mountain	154,298	11%
West South Central	82,738	6%
West North Central	42,738	3%
East South Central	24,827	2%
Canada	24,672	2%
East North Central	16,176	1%
Allowance for loan losses	(22,901)	—

Total	$1,376,226	100%

Property Type
Retail	$456,504	33%
Office	462,984	33%
Industrial	362,971	26%
Other	58,183	4%
Apartments	58,485	4%
Allowance for loan losses	(22,901)	—

Total	$1,376,226	100%

Loan Size
Under $3 million	$563,853	40%
$3 million but less than $6 million	443,787	32%
$6 million but less than $9 million	227,768	16%
$9 million but less than $12 million	70,083	5%
$12 million and over	93,636	7%
Allowance for loan losses	(22,901)	—

Total	$1,376,226	100%

Commercial Mortgage Loan Information by Vintage

As of June 30, 2010

Loan year	Book value	Delinquent loan balance	Number of loans (whole number)	Number of delinquent loans	Average balance per loan	Book value weighted average loan-to-value (2)
2004 and prior	$535,231	—	266	—	$2,012	46.40%
2005	241,741	—	71	—	3,405	66.15%
2006	160,185	—	61	—	2,626	62.74%
2007	283,297	—	89	—	3,183	78.11%
2008	152,373	—	42	—	3,628	72.32%
2009	18,099	—	3	—	6,033	71.95%
2010	8,201	—	3	—	2,734	45.82%
Allowance for loan losses	(22,901)	—	N/A	—	N/A	N/A

Total	$1,376,226	—	535	—	$2,572	61.25%

(1)	We originate fixed rate mortgage loans on commercial real estate. We are the sole lender and generally hold these loans to maturity. We do not typically securitize or otherwise sell these loans.
(2)	Based on property appraisals as of September 30, 2009.

Exhibit II

Assurant, Inc. and Subsidiaries

Top 10 Foreign Government Exposures

(unaudited)

	As of June 30, 2010
($ in thousands)	Fixed Maturity Securities
Issuer	Fair Value	Book Value	Unrealized Gain/Loss
Province of Ontario	$148,120	$140,332	$7,788
Province of Quebec	70,044	66,205	3,839
Government of Brazil	67,962	67,869	93
Province of British Columbia	43,409	41,871	1,538
United Kingdom of Great Britain	36,457	34,538	1,919
Corp Andina de Fomento	33,596	31,058	2,538
Province of Manitoba	27,901	26,646	1,255
Canada Housing Trust	22,173	22,034	139
United Mexican States	21,526	17,722	3,804
Bundesobligation	16,447	15,605	842
Other	116,603	114,043	2,560

	$604,238	$577,923	$26,315